EXHIBIT 10.88

                 SONIC AUTOMOTIVE, INC. (a Delaware corporation)

       TOWN AND COUNTRY FORD INCORPORATED (a North Carolina corporation),
            MARCUS DAVID CORPORATION (a North Carolina corporation),
       FRONTIER OLDSMOBILE--CADILLAC, INC. (a North Carolina corporation),
         SONIC DODGE, LLC (a North Carolina limited liability company),
                   SONIC CHRYSLER--PLYMOUTH--JEEP--EAGLE, LLC
                 (a North Carolina limited liability company),
              FORT MILL FORD, INC. (a South Carolina corporation),
          TOWN AND COUNTRY CHRYSLER--PLYMOUTH--JEEP OF ROCK HILL, INC.
                        (a South Carolina corporation),
    FORT MILL CHRYSLER--PLYMOUTH--DODGE INC. (a South Carolina corporation),
                   LONE STAR FORD, INC. (a Texas corporation),
            SONIC AUTOMOTIVE OF NEVADA, INC. (a Nevada corporation),
          SONIC AUTOMOTIVE OF TENNESSEE, INC.(a Tennessee corporation),
                 SONIC AUTOMOTIVE--6025 INTERNATIONAL DRIVE, LLC
                    (a Tennessee limited liability company),
  SONIC AUTOMOTIVE OF NASHVILLE, LLC (a Tennessee limited liability company),
 SONIC AUTOMOTIVE OF CHATTANOOGA, LLC (a Tennessee limited liability company),
     TOWN AND COUNTRY JAGUAR, LLC (a Tennessee limited liability company),
                 TOWN AND COUNTRY CHRYSLER--PLYMOUTH--JEEP, LLC
                    (a Tennessee limited liability company),
                   TOWN AND COUNTRY DODGE OF CHATTANOOGA, LLC
                    (a Tennessee limited liability company),
                  SONIC AUTOMOTIVE--2490 SOUTH LEE HIGHWAY, LLC
                    (a Tennessee limited liability company),
  TOWN AND COUNTRY FORD OF CLEVELAND, LLC (an Ohio limited liability company),
                   FREEDOM FORD, INC. (a Florida corporation),
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC (a Georgia limited liability company),
           SONIC AUTOMOTIVE OF GEORGIA, INC. (a Georgia corporation),
     SONIC PEACHTREE INDUSTRIAL BLVD., L.P. (a Georgia limited partnership),
          SONIC AUTOMOTIVE -- CLEARWATER, INC. (a Florida corporation),
      SONIC AUTOMOTIVE 21699 U.S. HWY. 19 N., INC. (a Florida corporation),
 SONIC AUTOMOTIVE COLLISION CENTER OF CLEARWATER, INC. (a Florida corporation),
  SONIC AUTOMOTIVE -- 1400 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation),
  SONIC AUTOMOTIVE -- 1455 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation)
  SONIC AUTOMOTIVE -- 1495 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation)
  SONIC AUTOMOTIVE -- 1500 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation)
 SONIC AUTOMOTIVE -- 3700 WEST BROAD STREET, COLUMBUS, INC. (an Ohio corporation)
 SONIC AUTOMOTIVE -- 4000 WEST BROAD STREET, COLUMBUS, INC. (an Ohio corporation)
 SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE, INC. (a South Carolina corporation),
 SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC. (a South Carolina corporation),
 SONIC AUTOMOTIVE -- 5585 PEACHTREE INDUSTRIAL BLVD., LLC (a Georgia limited liability company),
          CAPITOL CHEVROLET AND IMPORTS, INC. (an Alabama corporation),
    SONIC AUTOMOTIVE - 1919 N. DIXIE HWY., NSB, INC. (a Florida corporation),
    SONIC AUTOMOTIVE - 1307 N. DIXIE HWY., NSB, INC. (a Florida corporation),
      SONIC AUTOMOTIVE - 1720 MASON AVE., DB, INC. (a Florida corporation),
      SONIC AUTOMOTIVE - 3741 S. NOVA RD., PO, INC. (a Florida corporation)
   SONIC AUTOMOTIVE -241 RIDGEWOOD AVE., HH, INC. (a Florida corporation) and
       SONIC AUTOMOTIVE - HWY. 153 at SHALLOWFORD ROAD, CHATTANOOGA, INC.
                                  $125,000,000
                     11% Senior Subordinated Notes due 2008
                               PURCHASE AGREEMENT
                              Dated: July 28, 1998

================================================================================

PURCHASE AGREEMENT............................................................2

SECTION 1. Representations and Warranties.....................................4

      (a)   Representations and Warranties by the Company
            and the Guarantors................................................4
            (i)      Similar Offerings........................................4
            (ii)     Offering Memorandum......................................4
            (iii)    Independent Accountants..................................4
            (iv)     Financial Statements.....................................4
            (v)      No Material Adverse Change in Business...................5
            (vi)     Good Standing of the Company.............................5
            (vii)    Good Standing of Subsidiaries............................5
            (viii)   Capitalization...........................................6
            (ix)     Authorization of Offering under the Ford Motor
                     Credit Facility..........................................6
                     ---------------
            (x)      Authorization of Agreements..............................6
                     ---------------------------
            (xi)     Authorization of the Indenture...........................6
                     ------------------------------
            (xii)    Authorization of the Securities, the Guarantees
                     -----------------------------------------------
                     and the Exchange Securities..............................7
            (xiii)   Description of the Securities, the Guarantees,
                     the Indenture, the Registration Rights Agreement
                     and the Exchange Securities..............................7
                     ---------------------------
            (xiv)    Absence of Defaults and Conflicts........................7
                     ---------------------------------
            (xv)     Absence of Labor Disputes................................8
                     ---------------------------------
            (xvi)    Absence of Proceedings...................................8
                     ---------------------------------
            (xvii)   Possession of Intellectual Property......................9
                     -----------------------------------
            (xviii)  Absence of Further Requirements..........................9
                     -------------------------------
            (xix)    Possession of Licenses and Permits.......................9
                     ----------------------------------
            (xx)     Title to Property........................................10
                     -----------------
            (xxi)    Tax Returns..............................................10
                     -----------
            (xxii)   Insurance................................................11
                     ---------
            (xxiii)  Solvency.................................................11
                     --------
            (xxiv)   Stabilization or Manipulation............................11
                     -----------------------------

            (xxv)    Related Party Transactions...............................11
            (xxvi)   Suppliers................................................11
                     ---------
            (xxvii)  Environmental Laws.......................................11
                     ------------------
            (xxviii) Registration Rights......................................12
                     -------------------
            (xxix)   Accounting Controls......................................12
                     -------------------
            (xxx)    Investment Company Act...................................12
                     ----------------------
            (xxxi)   Rule 144A Eligibility....................................13
                     ---------------------
            (xxxii)  No General Solicitation..................................13
                     -----------------------
            (xxxiii) No Registration Required.................................13
                     ------------------------
            (xxxiv)  No Directed Selling Efforts..............................13
                     ---------------------------
            (xxxv)   PORTAL...................................................13
                     ------
            (xxxvi)  Acquisition Agreements...................................13
                     ----------------------
            (xxxvii) Franchise Agreements.....................................14
            (xxxviii)Year 2000................................................14
                     ---------

      (b) Officer's Certificates..............................................14

SECTION 2. Sale and Delivery to Initial Purchasers; Closing...................14
           ------------------------------------------------
      (a)   Securities and Guarantees.........................................14

      (b)   Payment...........................................................14

      (c)   Qualified Institutional Buyer.....................................15

      (d)   Denominations; Registration.......................................15

SECTION 3. Covenants of the Company and the Guarantors........................15
           -------------------------------------------
      (a)   Offering Memorandum...............................................15

      (b)   Notice and Effect of Material Events..............................15

      (c)   Amendment to Offering Memorandum and Supplements..................16

      (d)   Qualification of Securities and Guarantees for Offer and Sale.....16

      (e)   Integration.......................................................16

      (f)   Rating of Securities..............................................16

      (g)   Rule 144A Information.............................................17

      (h)   Restriction on Resales............................................17

      (i)   Use of Proceeds...................................................17

      (j)   Restriction on Sale of Securities.................................17

      (k)   DTC Clearance.....................................................17

      (l)   Legends...........................................................17

      (m)   Interim Financial Statements......................................18

      (n)   Periodic Reports..................................................18

SECTION 4. Payment of Expenses................................................18
           -------------------
      (a)   Expenses..........................................................18

      (b)   Termination of Agreement..........................................19

SECTION 5. Conditions of Initial Purchasers' Obligations......................19
           ---------------------------------------------
      (a)   Opinion of Counsel for the Company and the Guarantors.............19

      (b)   Opinion of Counsel for the Initial Purchasers.....................19

      (c)   Officers' Certificate.............................................19

      (d)   Accountants' Letters and Consents.................................20

      (e)   Bring-down Letters................................................20

      (f)   Maintenance of Rating.............................................20

      (g)   PORTAL............................................................20

      (h)   Chief Financial Officer's Certificate.............................20

      (i)   Registration Rights Agreement and Indenture.......................21

      (j)   Manufacturers' Consents...........................................21

      (k)   Ford Motor Credit.................................................21

      (l)   Smith Subordination Agreement.....................................21

      (m)   Additional Documents..............................................21

      (n)   Termination of Agreement..........................................21

SECTION 6. Indemnification....................................................21
           ---------------
      (a)   Indemnification of Initial Purchasers.............................21

      (b)   Indemnification of Company, Guarantors, and Directors.............22

      (c)   Actions against Parties;  Notification............................22

      (d)   Settlement without Consent if Failure to Reimburse................23

SECTION 7. Contribution.......................................................23
SECTION 8. Representations, Warranties and Agreements to Survive Delivery.....25
           --------------------------------------------------------------
SECTION 9. Termination of Agreement...........................................25
           ------------------------
      (a)   Termination; General..............................................25

      (b)   Liabilities.......................................................25

SECTION 10. Default by One or More of the Initial Purchasers..................25
            ------------------------------------------------
SECTION 11. Notices...........................................................26
            -------
SECTION 12. Parties...........................................................26
            -------
SECTION 13. Governing Law And Time............................................27
            ----------------------
SECTION 14. Effect of Headings................................................27
            ------------------


Schedule A--Initial Purchasers
Schedule B--Subsidiaries which are Guarantors
Schedule C--Securities

Exhibit A--Form of Opinion
Exhibit B--Form of Comfort Letter



                                  $125,000,000

                     11 % Senior Subordinated Notes due 2008

                 SONIC AUTOMOTIVE, INC. (a Delaware corporation)

       TOWN AND COUNTRY FORD INCORPORATED (a North Carolina corporation),
            MARCUS DAVID CORPORATION (a North Carolina corporation),
       FRONTIER OLDSMOBILE--CADILLAC, INC. (a North Carolina corporation),
         SONIC DODGE, LLC (a North Carolina limited liability company),
 SONIC CHRYSLER--PLYMOUTH--JEEP--EAGLE, LLC (a North Carolina limited liability company),
              FORT MILL FORD, INC. (a South Carolina corporation),
 TOWN AND COUNTRY CHRYSLER--PLYMOUTH--JEEP OF ROCK HILL, INC. (a South Carolina corporation),
    FORT MILL CHRYSLER--PLYMOUTH--DODGE INC. (a South Carolina corporation),
                   LONE STAR FORD, INC. (a Texas corporation),
            SONIC AUTOMOTIVE OF NEVADA, INC. (a Nevada corporation),
          SONIC AUTOMOTIVE OF TENNESSEE, INC.(a Tennessee corporation),
 SONIC AUTOMOTIVE -- 6025 INTERNATIONAL DRIVE, LLC (a Tennessee limited liability company),
   SONIC AUTOMOTIVE OF NASHVILLE, LLC (a Tennessee limited liability company),
  SONIC AUTOMOTIVE OF CHATTANOOGA, LLC (a Tennessee limited liability company),
      TOWN AND COUNTRY JAGUAR, LLC (a Tennessee limited liability company),
TOWN AND COUNTRY CHRYSLER--PLYMOUTH--JEEP, LLC (a Tennessee limited liability company),
 TOWN AND COUNTRY DODGE OF CHATTANOOGA, LLC (a Tennessee limited liability company),
 SONIC AUTOMOTIVE -- 2490 SOUTH LEE HIGHWAY, LLC (a Tennessee limited liability company),
  TOWN AND COUNTRY FORD OF CLEVELAND, LLC (an Ohio limited liability company),
                   FREEDOM FORD, INC. (a Florida corporation),
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC (a Georgia limited liability company),
           SONIC AUTOMOTIVE OF GEORGIA, INC. (a Georgia corporation),
     SONIC PEACHTREE INDUSTRIAL BLVD., L.P. (a Georgia limited partnership),
          SONIC AUTOMOTIVE -- CLEARWATER, INC. (a Florida corporation),
      SONIC AUTOMOTIVE 21699 U.S. HWY. 19 N., INC. (a Florida corporation),
 SONIC AUTOMOTIVE COLLISION CENTER OF CLEARWATER, INC. (a Florida corporation),
  SONIC AUTOMOTIVE -- 1400 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation),
  SONIC AUTOMOTIVE -- 1455 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation)
  SONIC AUTOMOTIVE -- 1495 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation)
  SONIC AUTOMOTIVE -- 1500 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation)
 SONIC AUTOMOTIVE -- 3700 WEST BROAD STREET, COLUMBUS, INC. (an Ohio corporation)
 SONIC AUTOMOTIVE -- 4000 WEST BROAD STREET, COLUMBUS, INC. (an Ohio corporation)
 SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE, INC. (a South Carolina corporation),
 SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC. (a South Carolina corporation),
 SONIC AUTOMOTIVE -- 5585 PEACHTREE INDUSTRIAL BLVD., LLC (a Georgia limited liability company),
                CAPITOL CHEVROLET AND IMPORTS, INC. (an Alabama corporation),
       SONIC AUTOMOTIVE - 1919 N. DIXIE HWY., NSB, INC. (a Florida corporation),
       SONIC AUTOMOTIVE - 1307 N. DIXIE HWY., NSB, INC. (a Florida corporation),
         SONIC AUTOMOTIVE - 1720 MASON AVE., DB, INC. (a Florida corporation),
         SONIC AUTOMOTIVE - 3741 S. NOVA RD., PO, INC. (a Florida corporation)
      SONIC AUTOMOTIVE -241 RIDGEWOOD AVE., HH, INC. (a Florida corporation) and
          SONIC AUTOMOTIVE - HWY. 153 at SHALLOWFORD ROAD, CHATTANOOGA, INC.


                           PURCHASE AGREEMENT

                                                   July 28, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
NationsBanc Montgomery Securities LLC
BancAmerica Robertson Stephens
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

      Sonic Automotive, Inc., a Delaware corporation (the "Company"), and each of the Guarantors listed on Schedule B hereto (the "Guarantors") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to (i) the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $125,000,000 aggregate principal amount of the Company's 11% Senior Subordinated Notes due 2008 (the "Securities") and (ii) the issue and sale by the Guarantors and the purchase by the Initial Purchasers, acting severally and not jointly, of the senior subordinated guarantees (the AGuarantees@) of the Company's obligations under the Securities. The Securities and the Guarantees are to be issued pursuant to an indenture dated as of July 1, 1998 (the "Indenture") among the Company, the Guarantors and U.S. Bank Trust, as trustee (the "Trustee"). Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

      The Company and the Guarantors understand that the Initial Purchasers propose to make an offering of the Securities (together with the related Guarantees) on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities and the Guarantees to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities and the Guarantees are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities, the Guarantees and the Indenture, investors that acquire Securities and Guarantees may only resell or otherwise transfer such Securities and Guarantees if such Securities and Guarantees are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") pursuant to the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

   The Company and the Guarantors have prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated July 8, 1998 (the "Preliminary Offering Memorandum") and have prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated July 28, 1998 (the "Final Offering Memorandum"), each to be used by such Initial Purchaser in connection with its solicitation of, purchases of, or offering of the Securities and the Guarantees. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company and the Guarantors to the Initial Purchasers in connection with their solicitation of, purchases of, or offering of the Securities and the Guarantees.

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

      The holders of the Securities and the Guarantees will be entitled to the benefits of the registration rights agreement to be dated as of the Closing Time (the "Registration Rights Agreement"), among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company and the Guarantors will agree to file, as soon as practicable after the Closing Time but in any event within 30 days of the Closing Time, a registration statement with the Commission registering the Exchange Securities (as defined in the Registration Rights Agreement) under the 1933 Act.

      SECTION 1.  Representations and Warranties.

      (a) Representations and Warranties by the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent and warrant to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Initial Purchaser as follows:


                    (i) Similar Offerings. The Company and the Guarantors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities and the Guarantees in a manner that would require the Securities or the Guarantees to be registered under the 1933 Act.

                    (ii) Offering Memorandum. The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company and the Guarantors in writing by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

                    (iii) Independent Accountants. Each of the accountants who certified the financial statements and supporting schedules (of (i) the Company, (ii) its Subsidiaries (as defined below in Section (a)(vii)) or
       (iii) any entities acquired or to be acquired by the Company or any of its Subsidiaries or any of whose assets were or are to be acquired by the Company or any of its Subsidiaries) included in the Offering Memorandum are independent certified public accountants within the meaning of Regulation S-X under the 1933 Act with respect to the Company, the Guarantors, their respective Subsidiaries and any such entities acquired or to be acquired by or whose assets were or are to be acquired by the Company or its Subsidiaries.


                    (iv)Financial Statements. The financial statements of the Company, together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the combined statements of income, statements of stockholders' equity and statements of cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The financial statements of the entities acquired or to be acquired by the Company or any of its Subsidiaries or any of whose assets were or are to be acquired by the Company or any of its Subsidiaries, together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of the entities covered thereby at the dates indicated and the statements of income, changes in shareholders' equity and cash flows of the entities covered thereby for the periods specified; said financial statements have been prepared in conformity with United States

       GAAP applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The consolidating pro forma financial statements and other pro forma financial information (including the summary pro forma financial information) of the Company, its Subsidiaries and entities acquired or to be acquired by the Company or its Subsidiaries and the related notes thereto included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission=s published rules and guidelines with respect to pro forma financial statements and pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.


                    (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.


                    (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities, and the DTC Agreement and to enter into and consummate all the transactions in connection therewith as contemplated in the Offering Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.


                    (vii) Good Standing of Subsidiaries. Each subsidiary of the Company (each a "Subsidiary" and collectively the "Subsidiaries") is listed on Schedule B attached hereto. Each Subsidiary is a corporation, limited liability company or limited partnership duly organized, as the case may be, validly existing and in good standing under the laws of the jurisdiction of its organization, has corporate, limited liability company or limited partnership, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through the Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter or by-laws of any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.


                    (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption ACapitalization@ (except for subsequent issuances, if any, pursuant to employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and except as disclosed in the Offering Memorandum, none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter or by-laws of the Company, under any agreement to which the Company or any of the Subsidiaries is a party or otherwise.


                    (ix) Authorization of Offering under the Ford Motor Credit Facility. The Company shall have received the consent of Ford Motor Credit Company ("Ford Motor Credit") under the Amended and Restated Credit Agreement dated as of December 15, 1997 (the "Revolving Credit Facility") between the Company and Ford Motor Credit to permit the issuance and sale of the Securities pursuant to the terms of this Agreement and the Indenture, in any case in a form reasonably acceptable to the Initial Purchasers.


                    (x) Authorization of Agreements. This Agreement and the Registration Rights Agreement have each been duly authorized by the Company and each of the Guarantors. This Agreement has been, and as of the Closing Time the Registration Rights Agreement will have been, duly executed and delivered by the Company and each of the Guarantors. Upon the execution and delivery thereof by the Company and each of the Guarantors, the Registration Rights Agreement will constitute a valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms. The DTC Agreement has been duly authorized by the Company; as of the Closing Time, the DTC Agreement will have been duly executed and delivered by the Company; and, upon the execution and delivery thereof by the Company, the DTC Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.


                    (xi) Authorization of the Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, at the Closing Time, will have been duly executed and delivered by the Company and each of the Guarantors and will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms.


                    (xii) Authorization of the Securities, the Guarantees and the Exchange Securities. The Securities have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Guarantees have been duly authorized by each of the Guarantors and, at the Closing Time, will have been duly executed by each of the Guarantors and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Exchange Securities (as defined in the Registration Rights Agreement) have been duly authorized by the Company and each of the Guarantors and, when executed and authenticated and issued and delivered by the Company and each of the Guarantors in exchange for the Securities and the Guarantees pursuant to the Exchange Offer (as defined in the Registration Rights Agreement), will constitute valid and binding obligations of the Company and each of the Guarantors.


                    (xiii) Description of the Securities, the Guarantees, the Indenture, the Registration Rights Agreement and the Exchange Securities. The Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Revolving Credit Facility and the floor plan credit facilities between Ford Motor Credit and the Guarantors (the AFloor Plan Facilities@ and, together with the Revolving Facilities, the AFord Credit Facilities@) conform and will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers. The Exchange Securities will conform in all material respects to the statements relating thereto contained in the Offering Memorandum and the Registration Statement (as defined in the Registration Rights Agreement) at the time it becomes effective. There are no contracts or documents which are required to be described or referred to in a registration statement on Form S-1 under the 1933 Act which have not been described or referred to in the Offering Memorandum.


                    (xiv) Absence of Defaults and Conflicts. (1) Except as disclosed in the Offering Memorandum, neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject (collectively, "Agreements and Instruments") or has violated or is in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets or properties, except in each case for such defaults or violations that would not result in a Material Adverse Effect. (2) Except as disclosed in the Offering Memorandum, the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Guarantees, the Exchange Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any of the Guarantors in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum or in connection with the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities (together with the related Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds" and consummation of the 1998 Acquisitions (as defined in the Offering Memorandum)) and compliance by the Company and the Guarantors with their respective obligations hereunder have been duly authorized by all necessary corporate or partnership action and do not and will not, whether with or without the giving of notice or passage of time or both, conlict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries (other than existing liens on properties being acquired in the 1998 Acquisitions) pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

                    (xv)Absence of Labor Disputes. No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company and the Guarantors, is imminent, and except as disclosed in the Offering Memorandum, the Company and the Guarantors are not aware of any existing or imminent labor disturbance by the employees of any of their or any of the Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                    (xvi) Absence of Proceedings. Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation, in each case before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or any Guarantor, threatened, against or affecting the Company or any Subsidiary thereof which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which, singly or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets of the Company or any of the Subsidiaries or the consummation of this Agreement or the performance by the Company and the Guarantors of their respective obligations hereunder or under the Securities, the Guarantees or the Exchange Securities. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                    (xvii) Possession of Intellectual Property. The Company and the Subsidiaries own, possess or license, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") presently employed by them in connection with the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property (including Intellectual Property which is licensed) or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                    (xviii) Absence of Further Requirements. Except as may be required under state securities laws, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company or any of the Guarantors of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities and the Guarantees hereunder or the consummation of the transactions contemplated by or for the due execution, delivery or performance of this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Guarantees, the Exchange Securities or any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any of the Subsidiaries in connection with the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds" and the consummation of the 1998 Acquisitions).


                    (xix) Possession of Licenses and Permits. The Company and the Subsidiaries possess such permits, licenses, approvals, consents, certificates and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such Governmental Licenses would not, singly or in the aggregate, have a Material Adverse Effect, the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses, nor are there, to the knowledge of the Company or any Guarantor, pending or threatened actions, suits, claims or proceedings against the Company or any Subsidiary before any court, governmental agency or body or otherwise that, if successful, would limit, revoke, cancel, suspend or cause not to be renewed any Governmental License, in each case, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.



                    (xx) Title to Property. The Company and the Subsidiaries have good and marketable title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, (except for pledges of real property pursuant to the Ford Credit Facilities and the existing deed of trust on the real property owned by Fort Mill Ford) free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any of the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                    (xxi) Tax Returns. All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or pursuant to any assessment received by the Company or any Subsidiary, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and the Subsidiaries, except for such taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of all federal, state, local and foreign tax liabilities of the Company and each Subsidiary for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.





                    (xxii) Insurance. The Company and the Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                    (xxiii) Solvency. The Company and each of the Guarantors is, and immediately after the Closing will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company and each Guarantor, as the case may be, on a particular date, that on such date (A) the fair market value of the assets of the Company or such Guarantor is greater than the total amount of liabilities (including contingent liabilities) of the Company or such Guarantor, (B) the present fair salable value of the assets of the Company or such Guarantor is greater than the amount that will be required to pay the probable liabilities of the Company or such Guarantor on its debts as they become absolute and mature, (C) the Company or such Guarantor is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, and (D) the Company or such Guarantor does not have unreasonably small capital.


                    (xxiv) Stabilization or Manipulation. Neither the Company nor any Guarantor nor any of their respective officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any Guarantor in order to facilitate the sale or resale of the Securities or the Guarantees. The Company and the Guarantors have not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities and the Guarantees, will not distribute any offering material in connection with the offering and sale of the Securities and the Guarantees other than the Offering Memorandum or other materials, if any, permitted by the 1933 Act and approved by the Representative.


                    (xxv) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company, the Guarantors or any affiliate of the Company or any Guarantor, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the 1933 Act or by the rules and regulations enacted thereunder to be described in a registration statement on Form S-1 which is not so described or is not described as required in the Offering Memorandum.

                    (xxvi) Suppliers. No supplier of merchandise to the Company or any of the Subsidiaries has ceased shipments of merchandise to the Company or any of the Subsidiaries, other than in the normal and ordinary course of business consistent with past practices, which cessation would not result in a Material Adverse Effect.


                    (xxvii) Environmental Laws. Except as described in the Offering Memorandum and except for such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products or nuclear or radioactive material (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiaries have all permits, licenses, authorizations and approvals required for their respective businesses under any applicable Environmental Laws and are each in compliance with their requirements,
       (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and
       (D) there are no events, facts or circumstances that might reasonably be expected to form the basis of any liability or obligation of the Company or any of the Subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to any Hazardous Materials or Environmental Laws.



                    (xxviii) Registration Rights. Except as described in the Offering Memorandum, there are no holders of securities (debt or equity) of the Company or any Guarantor, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or any Guarantor, who in connection with the issuance, sale and delivery of the Securities, the Guarantees and the Exchange Securities, if any, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement, have the right to request the Company or any Guarantor to register securities held by them under the 1933 Act.


                    (xxix) Accounting Controls. The Company and its consolidated Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (xxx) Investment Company Act. The Company and each of the Guarantors is not, and upon the issuance and sale of the Securities and the Guarantees as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                    (xxxi) Rule 144A Eligibility. The Securities and the Guarantees are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

                    (xxxii) No General Solicitation. None of the Company, the Guarantors, any of their respective affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliates"), or any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage, in connection with the offering of the Securities and the Guarantees, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.


                    (xxxiii) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2, it is not necessary in connection with the offer, sale and delivery of the Securities and the Guarantees to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities and the Guarantees under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.


                    (xxxiv) No Directed Selling Efforts. With respect to those Securities and Guarantees sold in reliance on Regulation S, if any, (A) none of the Company, the Guarantors, any of their respective Affiliates or any person acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Company, the Guarantors, any of their respective Affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

                    (xxxv) PORTAL. There are no securities of the Company or any of the Guarantors which are of the same class as the Securities or the Guarantees that are listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a United States automated inter dealer quotation system. The Company and the Guarantors have been advised by the National Association of Securities Dealers, Inc. PORTAL Market that the Securities and the Guarantees will be designated Private Offerings, Resales and Trading Through Automated Linkages ("PORTAL") eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

                    (xxxvi) Acquisition Agreements. The acquisition agreements related to the 1998 Acquisitions as described in the Offering Memorandum (the "Acquisition Agreements"), have been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the parties thereto other than the Company, constitutes a valid and binding obligation of the parties thereto, enforceable against the parties thereto in accordance with its terms. All of the representations and warranties of all parties included in such Acquisition Agreements are true and correct, and the Company and the Guarantors have no reason to believe that any of the covenants included in such Acquisition Agreements have been breached or that the conditions to closing included in such Acquisition Agreements have not been or will not be satisfied prior to the Closing Date and the Company has received manufacturers consents to the 1998 Acquisitions, except as disclosed in the Offering Memorandum.

                    (xxxvii) Franchise Agreements. Each franchise agreement, in each case between a Subsidiary and the applicable Manufacturer (as defined in the Offering Memorandum) has been duly authorized by the Company and such Subsidiaries, and, as of the Closing Time, the Company shall have obtained all consents, authorizations and approvals from the Manufacturers required to consummate the Offering and the 1998 Acquisitions except as disclosed in the Offering Memorandum.

                    (xxxviii) Year 2000. All disclosure regarding Year 2000 compliance that is appropriate to be described in a registration statement on Form S-1 under the 1933 Act (including information required by Staff Legal Bulletin Number 5) has been included in the Offering Memorandum. Neither the Company nor any of the Subsidiaries will incur significant operating expenses or costs to ensure that its information systems will be year 2000 compliant, other than as disclosed in the Offering Memorandum. The Company is not aware of any Year 2000 issues effecting its customers or suppliers that could have a Material Adverse Effect.

      (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of the Subsidiaries delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company or any of the Subsidiaries to each Initial Purchaser as to the matters covered thereby.


      SECTION 2. Sale and Delivery to Initial Purchasers; Closing.

      (a) Securities and Guarantees. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Guarantors agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company and the Guarantors, at the price set forth in Schedule C, the aggregate principal amount of Securities (including the Guarantees) set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Securities (including the Guarantees) which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof.

      (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities and the Guarantees shall be made at the office of Fried, Frank, Harris, Shriver & Jacobson, or at such other place as shall be agreed upon by the Representative and the Company and the Guarantors at 9:00 A.M. (New York Time) on the fourth business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the

Company and the Guarantors (such time and date of payment and delivery being herein called the "Closing Time").


      Payment shall be made to the Company and the Guarantors by wire transfer of immediately available funds to a bank account designated by the Company and the Guarantors, against delivery to the respective accounts of the Initial Purchasers of certificates for the Securities and the Guarantees to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities and the Guarantees which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities and the Guarantees to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder. The certificates representing the Securities and the Guarantees shall be registered in the name of Cede & Co. pursuant to the DTC Agreement, or physical certificates representing the Securities and the Guarantees shall be registered in the names and denominations requested by the Initial Purchasers, and in either case shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 9:00 A.M. on the last business day prior to the Closing Time.

      (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company and each of the Guarantors that it is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer").

      (d) Denominations; Registration. Certificates representing the Securities (including the Guarantees) shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representative may request in writing at least one full business day before the Closing Time.

      SECTION 3. Covenants of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenant with each Initial Purchaser as follows:

      (a) Offering Memorandum. The Company and the Guarantors, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto as such Initial Purchaser may reasonably request.

      (b) Notice and Effect of Material Events. The Company and the Guarantors will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company or any Guarantor of information relating to the offering of the Securities and the Guarantees with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities and the Guarantees by the Initial Purchasers, any material changes in or affecting the earnings, business affairs or business prospects of the Company and the Subsidiaries which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of the Company and the Guarantors, their counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

      (c) Amendment to Offering Memorandum and Supplements. The Company and the Guarantors will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers to, nor the Initial Purchasers= delivery of, any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

      (d) Qualification of Securities and Guarantees for Offer and Sale. The Company and the Guarantors will endeavor, in cooperation with the Initial Purchasers, to register or qualify the Securities and the Guarantees for offering and sale under the applicable securities laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect as long as required for the sale of the Securities and the Guarantees; provided, however, that the Company and the Guarantors shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

      (e) Integration. The Company and the Guarantors agree that they will not and will cause their affiliates not to make any offer or sale of securities of the Company or any Guarantor of any class if, as a result of the doctrine of "integration" referred to in Rule 502 promulgated under the 1933 Act, such offer or sale could be deemed to render invalid (for the purpose of (i) the sale of the Securities and the Guarantees by the Company and the Guarantors to the Initial Purchasers, (ii) the resale of the Securities and the Guarantees by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities and the Guarantees by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

      (f) Rating of Securities. The Company and the Guarantors shall take all reasonable action necessary to enable Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

("S&P"), and Moody's Investors Service, Inc. ("Moody's"), to provide their respective credit ratings of the Securities and the Guarantees.

      (g) Rule 144A Information. The Company and the Guarantors agree that, in order to render the Securities and the Guarantees eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities and the Guarantees remain outstanding, it will make available, upon request, to any holder of Securities and Guarantees or prospective purchasers of Securities and Guarantees the information specified in Rule 144A(d)(4), unless the Company and the Guarantors furnish information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is hereinafter referred to as "Additional Information").

      (h) Restriction on Resales. Until the expiration of two years after the original issuance of the Securities and the Guarantees, the Company and the Guarantors will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Securities and Guarantees which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities and Guarantees submit such Securities and Guarantees to the Trustee for cancellation.

      (i) Use of Proceeds. The Company and the Guarantors will use the net proceeds received by them from the sale of the Securities and the Guarantees in the manner specified in the Offering Memorandum under "Use of Proceeds."

      (j) Restriction on Sale of Securities . During a period of 180 days from the date of the Offering Memorandum, the Company and the Guarantors will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any debt securities or guarantees of debt securities of the Company or any of the Guarantors, or any securities convertible or exchangeable into or exercisable for any debt securities or guarantees of debt securities of the Company or any of the Guarantors, and will not file a registration statement in connection therewith (other than a registration statement registering solely the Securities, the Guarantees and/or the Exchange Securities); provided, however, the Company may incur indebtedness under the Ford Motor Credit Facility and the Guarantors may incur indebtedness under their respective floor plan facilities with Ford Motor Credit.

      (k) DTC Clearance . The Company and the Guarantors will use all reasonable efforts in cooperation with the Initial Purchasers to permit the Securities and the Guarantees to be eligible for clearance and settlement through DTC.

      (l) Legends. Each certificate representing a Security (including a Guarantee) will bear the legend contained in "Notices to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

      (m) Interim Financial Statements. Prior to the Closing Time, the Company shall furnish to the Initial Purchasers any unaudited interim financial statements of the Company, promptly after they have been completed, for any periods subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

      (n) Periodic Reports. For a period of three years after the Closing Time, the Company and the Guarantors will furnish to the Initial Purchasers copies of all annual reports, quarterly reports and current reports (excluding exhibits) filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company and the Guarantors generally to the holders of the Securities and the Guarantees or to security holders of its publicly issued securities generally.

      SECTION 4.  Payment of Expenses.


      (a) Expenses . The Company and the Guarantors, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum and the Registration Statement (including financial statements and any schedules or exhibits) and of each amendment or supplement thereto, including the preliminary prospectuses and the prospectus to be contained in the Registration Statement, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Registration Rights Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees, (iii) the preparation, issuance and delivery of the certificates for the Securities and the Guarantees to the Initial Purchasers, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's and the Guarantors' counsel, accountants and other advisors, (v) the qualification of the Securities and the Guarantees under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any memorandum related to blue sky matters, any supplement thereto or any survey of investment qualifications, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities and the Guarantees, (vii) any fees payable in connection with the rating of the Securities and the Guarantees and the listing of the Securities and the Guarantees with the PORTAL market, and (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with, the review by the National Association of Securities Dealers, Inc. of the terms of th sale of the Securities and the Guarantees.

      (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) or 9(a)(ii) hereof, the Company and the Guarantors, jointly and severally, shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

      SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company and the Guarantors contained in
Section 1 hereof or in certificates of any officer of the Company or any of the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to the following further conditions:

      (a) Opinion of Counsel for the Company and the Guarantors. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Parker, Poe, Adams & Bernstein L.L.P., counsel for the Company and the Guarantors, in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letters for each of the other Initial Purchasers, to the effect set forth in Exhibit A hereto and to such further effect as counsel for the Initial Purchasers may reasonably request. In giving such opinion such counsel may rely, as to certain matters governed by the law of New York, upon the opinions of counsel satisfactory to the Representative.

      (b) Opinion of Counsel for the Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, with respect to certain matters set forth in paragraphs (i), (ii), (iii), (iv), (v), (vi), (vii) (solely as to the information in the Offering Memorandum under "Description of the Notes"), (x) and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, the Guarantors and the Subsidiaries and certificates of public officials.

      (c) Officers' Certificate. At the Closing Time, (i) the Offering Memorandum, as it may then be amended or supplemented, including any documents incorporated by reference therein, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) the Company and the Guarantors shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time; and
(iv) the representations and warranties of the Company and the Guarantors in
Section 1 shall be accurate and true and correct as though expressly made at and as of the Closing Time. At the Closing Time, the Initial Purchasers shall have received a certificate of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, and equivalent officials of each Guarantor, dated as of the Closing Time, to such effect.

      (d) Accountants' Letters and Consents. At the time of the execution of this Agreement, the Initial Purchasers shall have received from Deloitte & Touche LLP, Elliot Davis LLP and Cherry ? letters dated such date, in form and substance satisfactory to the Representative and to counsel for the Initial Purchasers, together with signed or reproduced copies of such letters for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum and in the form included in Exhibit B attached hereto. To the extent an audit report of Deloitte & Touche LLP, Elliot Davis & Co. or Cherry Beckert is included in the Offering Memorandum, such accounting firm shall include either in such letter or in a separate writing a consent to the inclusion of its report in the Offering Memorandum and to the reference to it under the caption "Independent Public Accountants" in the Offering Memorandum.

      (e) Bring-down Letters. At the Closing Time, the Initial Purchasers shall have received from Deloitte & Touche LLP, Elliot Davis & Co. and Cherry Beckert letters, dated as of the Closing Time, to the effect that it reaffirms the statements made in such letters furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

      (f) Maintenance of Rating. At the Closing Time, the Securities and the Guarantees shall be rated at least B-3 by Moody's and B-__ by S&P, and the Company and the Guarantors shall have delivered to the Representative a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representative, confirming that the Securities and the Guarantees have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities and the Guarantees or any of the Company's and the Guarantor's other debt securities by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities and the Guarantees or any of the Company's and the Guarantor's other debt securities.

      (g) PORTAL. At the Closing Time, the Securities and the Guarantees shall have been designated for trading on PORTAL.

      (h) Chief Financial Officer's Certificate. At the Closing Time, the Initial Purchasers shall have received a certificate of the principal financial officer of the Company and the Guarantors as to certain agreed upon accounting matters.

      (i) Registration Rights Agreement and Indenture. The Company and each of the Guarantors shall have duly authorized, executed and delivered the Registration Rights Agreement and the Indenture to the Initial Purchasers in a form and substance satisfactory to the Representative and counsel for the Initial Purchasers.

      (j) Manufacturers' Consents. The Representative shall have received on or as of the Closing Time, as the case may be, a certificate, in a form and substance satisfactory to the Representative, of two executive officers of the Company certifying that each of the Company and its subsidiaries owns, possesses or has obtained all required consents and approvals from all Manufacturers with respect to the 1998 Acquisitions and the Offering and such consents and approvals shall be in a form satisfactory to the Representatives other than those consents not received as described in the Offering Memorandum.

      (k) Ford Motor Credit. Prior to or at the Closing Time, the Company shall have received the consent of Ford Motor Credit under the Ford Motor Credit Facility for the issuance and sale of the Securities pursuant to the terms of this Agreement and the Indenture.

      (l) Smith Subordination Agreement. Prior to or at the Closing Time, the Representative shall have received a subordination agreement, in form and substance satisfactory to the Representative, subordinating the indebtedness represented by the Subordinated Smith Loan (as defined in the Offering Memorandum) to the Securities.

      (m) Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require (including any consents under any agreements to which the Company or any Guarantor is a party) for the purpose of enabling them to pass upon the issuance and sale of the Securities and the Guarantees as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantors in connection with the issuance and sale of the Securities and the Guarantees as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

      (n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

            SECTION 6.  Indemnification.


      (a) Indemnification of Initial Purchasers. The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Guarantors by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment thereto).

      (b) Indemnification of Company, Guarantors, and Directors. Each Initial Purchaser severally agrees to indemnify and hold harmless the
Company, the Guarantors and their directors, and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company or the Guarantors by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities and the Guarantees pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities and the Guarantees pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities and the Guarantees pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities and the Guarantees.

      The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, or by the Initial Purchasers, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities (including the Guarantees) purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company and each Guarantor, and each person, if any, who controls the Company and each Guarantor within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and each Guarantor. The Initial Purchasers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities (including the Guarantees) set forth opposite their respective names in Schedule A hereto and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of the Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company or any Guarantor, and shall survive delivery of the Securities (including the Guarantees) to the Initial Purchasers.

      SECTION 9.  Termination of Agreement.

      (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Guarantors, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred a downgrading in the rating assigned to the Securities or the Guarantees or any of the Company's or any Guarantor's other debt securities by any nationally recognized securities rating agency, or if such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities, the Guarantees or any of the Company's or Guarantor's other debt securities or guarantees of debt securities, or (iii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or the Guarantees or to enforce contracts for the sale of the Securities or the Guarantees, or (iv) if trading in any securities of the Company or any Guarantor has been suspended or limited by the Commission or the NASDAQ National Market System, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(v) if a banking moratorium has been declared by either Federal, Delaware or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then

            (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective obligations hereunder bear to the obligations of all non-defaulting Initial Purchasers, or

            (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

      No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement, either the Representative, the Company or the Guarantors shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this
Section 10.

      SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Representative at North Tower, World Financial Center, New York, New York 10281-1209, attention of Pascal Maeter, with a copy to Fried, Frank, Harris, Shriver & Jacobson, 1 New York Plaza, New York, New York 10004, attention of Stuart H. Gelfond, Esq.; notices to the Company or the Guarantors shall be directed to them at Sonic Automotive, Inc., 5401 East Independence Boulevard, P.O. Box 18747, Charlotte, North Carolina 28218, attention of Theodore Wright; with a copy to Peter J. Shea, Esq., Parker, Poe, Adams & Bernstein L.L.P, 2500 Charlotte Plaza, Charlotte, North Carolina 28244.

      SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and the Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company and the Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company and the Guarantors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities and Guarantees from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. Governing Law And Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY HEREIN REFER TO NEW YORK CITY TIME.

      SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.

                       Very truly yours,

                       SONIC AUTOMOTIVE, INC.


                       By: /s/ O. Bruton Smith
                           ------------------------------
                           Name: O. Bruton Smith
                           Title: Chief Executive Officer

                          TOWN AND COUNTRY FORD INCORPORATED
                          MARCUS DAVID CORPORATION
                          FRONTIER OLDSMOBILE--CADILLAC, INC.
                          SONIC DODGE, LLC
                          SONIC CHRYSLER--PLYMOUTH--JEEP--EAGLE, LLC
                          FORT MILL FORD, INC.
                          TOWN AND COUNTRY CHRYSLER--PLYMOUTH--JEEP OF ROCK
                          HILL, INC.
                          FORT MILL CHRYSLER--PLYMOUTH--DODGE INC.
                          LONE STAR FORD, INC.
                          SONIC AUTOMOTIVE OF NEVADA, INC.
                          SONIC AUTOMOTIVE OF TENNESSEE, INC.
                          SONIC AUTOMOTIVE -- 6025 INTERNATIONAL DRIVE, LLC
                          SONIC AUTOMOTIVE OF NASHVILLE, LLC
                          SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
                          TOWN AND COUNTRY JAGUAR, LLC
                          TOWN AND COUNTRY CHRYSLER--PLYMOUTH--JEEP, LLC
                          TOWN AND COUNTRY DODGE OF CHATTANOOGA, LLC
                          SONIC AUTOMOTIVE B 2490 SOUTH LEE HIGHWAY, LLC,
                          TOWN AND COUNTRY FORD OF CLEVELAND, LLC
                          FREEDOM FORD, INC.
                          SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
                          SONIC AUTOMOTIVE OF GEORGIA, INC.
                          SONIC PEACHTREE INDUSTRIAL BLVD., L.P.
                          SONIC AUTOMOTIVE -- CLEARWATER, INC.
                          SONIC AUTOMOTIVE 21699 U.S. HWY. 19 N., INC.
                          SONIC AUTOMOTIVE COLLISION CENTER OF CLEARWATER, INC.
                          SONIC AUTOMOTIVE -- 1400 AUTOMALL DRIVE, COLUMBUS, INC.
                          SONIC AUTOMOTIVE -- 1455 AUTOMALL DRIVE, COLUMBUS, INC.
                          SONIC AUTOMOTIVE -- 1495 AUTOMALL DRIVE, COLUMBUS, INC.
                          SONIC AUTOMOTIVE -- 1500 AUTOMALL DRIVE, COLUMBUS, INC.
                          SONIC AUTOMOTIVE -- 3700 WEST BROAD STREET, COLUMBUS, INC.
                          SONIC AUTOMOTIVE -- 4000 WEST BROAD STREET, COLUMBUS, INC.
                          SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE, INC.
                          SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
                          SONIC AUTOMOTIVE - HWY. 153 at SHALLOWFORD ROAD,
                          CHATTANOOGA, INC.


                          SONIC AUTOMOTIVE -- 5585 PEACHTREE INDUSTRIAL BLVD., LLC
                          CAPITOL CHEVROLET AND IMPORTS, INC.,
                          SONIC AUTOMOTIVE - 1919 N. DIXIE HWY., NSB, INC.
                          SONIC AUTOMOTIVE - 1307 N. DIXIE HWY., NSB, INC.
                          SONIC AUTOMOTIVE - 1720 MASON AVE., DB, INC.
                          SONIC AUTOMOTIVE - 3741 S. NOVA RD., PO, INC.
                          SONIC AUTOMOTIVE - 241 RIDGEWOOD AVE., HH, INC.



                          By: /s/ B. Scott Smith
                              -------------------------------------
                              Name: B. Scott Smith
                              Title: Authorized Officer

CONFIRMED AND ACCEPTED,
     as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED

NATIONSBANC MONTGOMERY SECURITIES LLC
BANCAMERICA ROBERTSON STEPHENS

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED

  By: /s/ Barry S. Price
     -------------------------------------
           Authorized Signatory

For itself and the other Initial Purchasers named in Schedule A hereto.

                        SONIC AUTOMOTIVE -- 5585 PEACHTREE INDUSTRIAL BLVD., LLC CAPITOL CHEVROLET AND IMPORTS, INC.,
                        SONIC AUTOMOTIVE - 1919 N. DIXIE HWY., NSB, INC.
                        SONIC AUTOMOTIVE - 1307 N. DIXIE HWY., NSB, INC.
                        SONIC AUTOMOTIVE - 1720 MASON AVE., DB, INC.
                        SONIC AUTOMOTIVE - 3741 S. NOVA RD., PO, INC.
                        SONIC AUTOMOTIVE - 241 RIDGEWOOD AVE., HH, INC.




                          By:
                              -------------------------------------
                              Name:
                              Title:

CONFIRMED AND ACCEPTED,
     as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED

NATIONSBANC MONTGOMERY SECURITIES LLC
BANCAMERICA ROBERTSON STEPHENS

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED

  By: /s/ Barry S. Price
     -------------------------------------
           Authorized Signatory

For itself and the other Initial Purchasers named in Schedule A hereto.